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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported): February 7, 2001


                        COMMISSION FILE NUMBER 333-91845


                        CHARLES RIVER LABORATORIES, INC.
             (Exact Name of Registrant as specified in its Charter)


        DELAWARE                                        76-0509980
(State of Incorporation)                    (I.R.S. Employer Identification No.)


             251 BALLARDVALE STREET, WILMINGTON, MASSACHUSETTS 01887
               (Address of Principal Executive Offices) (Zip Code)


                                  978-658-6000
              (Registrant's Telephone Number, Including Area Code)


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                        ITEM 9. REGULATION FD DISCLOSURE

On February 7, 2001, the Registrant issued a press release announcing the signing of a definitive agreement to acquire Primedica Corporation from Genzyme Transgenics Corporation for $52 million. The purchase price includes $26 million in cash, $16.5 million in restricted stock of the Registrant's parent company, Charles River Laboratories International, Inc., and $9.5 million in assumed debt. The purpose of this Form 8-K is to furnish the press release for informational purposes only. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1.

EXHIBIT 99.1

Press Release dated February 7, 2001.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CHARLES RIVER LABORATORIES, INC.

Dated: February 7, 2001

                                      BY: /s/ Dennis R. Shaughnessy
                                      ------------------------------------------
                                      Dennis R. Shaughnessy, Sr. Vice President,
                                      Business Development, General Counsel and
                                      Secretary